UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2021
Date of Report (Date of earliest event reported)

Commission file number: 1-3754

Ally Financial Inc.
(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

Ally Detroit Center
500 Woodward Avenue, Floor 10
Detroit, Michigan 48226
(Address of principal executive offices)
(Zip Code)

(866) 710-4623
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALLY	NYSE
8.125% Fixed Rate/Floating Rate Trust Preferred Securities, Series 2 of GMAC Capital Trust I	ALLY PRA	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 4, 2021, Ally Financial Inc. (Ally) held its annual meeting of stockholders (Annual Meeting). The results of voting on matters brought before stockholders are shown below.
Proposal 1 — Election of directors

	For	Against	Abstain	Broker Non-Votes
Franklin W. Hobbs	295,284,977	6,068,552	142,787	23,412,786
Kenneth J. Bacon	284,396,677	16,961,503	138,136	23,412,786
Katryn (Trynka) Shineman Blake	299,777,093	1,585,875	133,348	23,412,786
Maureen A. Breakiron-Evans	300,373,917	991,410	130,989	23,412,786
William H. Cary	299,345,048	1,983,373	167,895	23,412,786
Mayree C. Clark	297,216,285	4,145,151	134,880	23,412,786
Kim S. Fennebresque	268,612,213	32,747,196	136,907	23,412,786
Marjorie Magner	295,388,020	5,978,185	130,111	23,412,786
Brian H. Sharples	298,113,609	3,243,804	138,903	23,412,786
John J. Stack	298,248,972	3,102,002	145,342	23,412,786
Michael F. Steib	300,341,601	986,457	168,258	23,412,786
Jeffrey J. Brown	298,712,707	2,646,637	136,972	23,412,786

Proposal 2 — Advisory vote on executive compensation

For	Against	Abstain	Broker Non-Votes
275,377,352	14,034,287	12,084,677	23,412,786
Proposal 3 — Advisory vote on the frequency of the stockholder advisory vote on executive compensation

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
293,281,084	128,587	7,738,203	348,442	23,412,786
After considering the preference of stockholders for a frequency of once each year, Ally’s Board of Directors has determined that a say-on-pay advisory vote on executive compensation will be held on an annual basis, until the next required advisory vote on the frequency of stockholder votes on executive compensation.
Proposal 4 — Approval of the Ally Financial Inc. Incentive Compensation Plan, amended and restated effective as of May 4, 2021

For	Against	Abstain	Broker Non-Votes
292,546,238	8,724,374	225,704	23,412,786
Proposal 5 — Approval of the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan, amended and restated effective as of May 4, 2021

For	Against	Abstain	Broker Non-Votes
288,127,075	13,242,111	127,130	23,412,786

Proposal 6 — Approval of the Ally Financial Inc. Employee Stock Purchase Plan, amended and restated effective as of May 4, 2021

For	Against	Abstain	Broker Non-Votes
300,524,355	889,357	82,604	23,412,786
Proposal 7 — Ratification of the Audit Committee's engagement of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2021

For	Against	Abstain
309,896,558	14,860,501	152,043
Item 7.01 Regulation FD Disclosure.
On May 4, 2021, Ally’s Chief Executive Officer (CEO) provided remarks during Ally's Annual Meeting. A transcript of the CEO’s remarks is attached hereto as Exhibit 99.1. The information in this Item 7.01 and Exhibit 99.1 is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
Item 9.01    Exhibits.

Exhibit No.	Description of Exhibits

99.1	CEO's Annual Meeting Script
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)

Dated:	May 5, 2021	/s/ Jeffrey A. Belisle
Jeffrey A. Belisle
Corporate Secretary